SUBSEQUENT EVENTS	6 Months Ended
Oct. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS [Text Block]

15. SUBSEQUENT EVENTS

On December 8, 2023, the Company closed an underwritten public offering of 1,265,000 common shares, including 165,000 common shares issued pursuant to the full exercise by the underwriter of its over-allotment option. The public offering price for each common share, before the underwriter's discount and commissions, was U.S.$1.00. The Company intends to use the estimated net proceeds of approximately $1.1 million from the offering for research and development; capital expenditures, including expansion of existing laboratory facilities; and working capital and general corporate purposes. The common shares were offered and sold pursuant to a shelf registration statement on Form F-3 (File No. 333-273197) that was declared effective by the United States Securities and Exchange Commission on July 14, 2023.